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Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of US Gold Corporation, a Colorado corporation (the "Company") for the year ended December 31, 2010 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2011

By:	/s/ ROBERT R. MCEWEN Robert R. McEwen, Chairman of the Board of Directors and Chief Executive Officer
By:	/s/ PERRY Y. ING Perry Y. Ing, Vice President and Chief Financial Officer

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  Exhibit 32
CERTIFICATION Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002